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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported)  June 28, 1999
                                                         ---------------

                          BOSTON LIFE SCIENCES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware               0-6533               87-0277826
  --------------------------       ------          --------------------
(State or other jurisdiction of  (Commission        (I.R.S.  Employer
 incorporation or organization)   File No.)          Identification No.)


137 Newbury Street
8th Floor
Boston, Massachusetts                                      02116
----------------------------                       --------------------
(Address of principal executive                          Zip Code
 offices)

Registrant's telephone number, including area code  (617) 425-0200
                                                   ----------------



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Item 5.        Other Events.
               -------------

On June 28, 1999 the Company announced a program to develop, under an exclusive worldwide license, a broad-based technology covering fusion toxins for the treatment of a wide variety of solid tumors, as well as Multiple Sclerosis (MS) and allergies. The technology was invented by scientists at Hadassah Medical School of the Hebrew University in Jerusalem. These novel genetically-engineered fusion toxins consist of a targeting molecule linked at the genetic level to a cell-killing toxin. These toxins utilize recently discovered receptors and employ specifically engineered targeting ligands. The Company believes that this approach fits well with its anti-angiogenic treatment of solid tumors with Troponin I, and hopes to develop this new molecule for the treatment of colon and other adenocarcinomas.

On June 28, 1999 the Company announced at its Annual Meeting that it had initiated a clinical development program aimed at the early diagnosis of ADHD. Under a Physician's Sponsored Investigational New Drug (IND) application, adult patients with ADHD have undergone brain scanning using the Company's radio-imaging agent Altropane/TM/, and were found to have a significantly abnormal elevation in the number of dopamine transporters in the midbrain. All of the patients tested thus far showed this abnormality versus scans of non-ADHD normal subjects, the Company said. The Company plans to complete its analysis of the trial, present the results to a panel composed of ADHD experts, neurologists and radiologists, and hopes to ultimately develop Altropane as a diagnostic test for ADHD in children.




Item 7.        Exhibits.
               ---------

The following Exhibits are filed as part of this report on Form 8-K:

       99.1    Press Release, dated June 28, 1999.
       99.2    Press Release, dated June 28, 1999.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                             BOSTON LIFE SCIENCES, INC.


Dated: July 7, 1999                      By: /s/ Joseph Hernon
                                            -----------------------
                                            Joseph Hernon
                                            Chief Financial Officer





















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                          BOSTON LIFE SCIENCES, INC.

                          CURRENT REPORT ON FORM 8-K

                                 EXHIBIT INDEX

Exhibit No.                                                          Page
-----------                                                          ----

   99.1          Press Release, dated June 28, 1999                    4
   99.2          Press Release, dated June 28, 1999                    5















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